UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-21634

Access One Trust

(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000	Bethesda, MD	20814

(Address of principal executive offices)		(Zip code)

Citi Fund Services, 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:            (240) 497-6400

Date of fiscal year end:                 October 31

Date of reporting period:              January 31, 2008

Item 1. Schedule of Investments.

Access One Trust
Access Flex High Yield Fund
Schedule of Portfolio Investments
January 31, 2008
(unaudited)
	Principal
	Amount	Value

U.S. Treasury Obligations (73.5%)
US Treasury Notes, 2.88%, 1/31/13	$38,100,000	$38,257,758

TOTAL U.S. TREASURY OBLIGATIONS (Cost $38,046,449)		38,257,758

Repurchase Agreements (32.2%)
Deutsche Bank, 2.78%, 2/1/08+, dated 1/31/08, with a repurchase price of $4,105,317 (Collateralized by $4,205,000 Federal Home Loan Bank, 2.661%*, 2/29/08, market value $4,196,129)	4,105,000	4,105,000
HSBC, 2.78%, 2/1/08+, dated 1/31/08, with a repurchase price of $5,865,453 (Collateralized by $6,062,000 of various U.S. Government Agency Obligations, 2.423%*-2.917%*, 2/13/08-10/15/08, market value $5,990,659)	5,865,000	5,865,000
UBS, 2.78%, 2/1/08+, dated 1/31/08, with a repurchase price of $6,771,523 (Collateralized by $6,902,000 of various Federal National Mortgage Association Securities, 2.413% *-6.00%, 5/15/08-6/13/08, market value $6,908,396)	6,771,000	6,771,000

TOTAL REPURCHASE AGREEMENTS (Cost $16,741,000)		16,741,000

TOTAL INVESTMENT SECURITIES (Cost $54,787,449)—105.7%		54,998,758
Net other assets (liabilities)—(5.7)%		(2,941,794)

NET ASSETS—100.0%		$52,056,964

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
*	Represents the effective yield or interest rate in effect at January 31, 2008.

Credit Default Swap Agreements

			Receive
	Notional	Buy/Sell	Fixed	Expiration	Unrealized
Underlying Instrument	Amount	Protection	Rate	Date	Gain (Loss)

CDX North America High Yield Swap; Series 9	$18,100,000	Sell	3.75%	12/20/12	$(465,739)
CDX North America High Yield Swap; Series 9	18,100,000	Sell	3.75%	12/20/12	(251,094)
CDX North America High Yield Swap; Series 9	20,400,000	Sell	3.75%	12/20/12	(151,725)

					$(868,558)

See accompanying notes to the Schedules of Portfolio Investments.

Access One Trust
Access Flex Bear High Yield Fund
Schedule of Portfolio Investments
January 31, 2008
(unaudited)
	Principal
	Amount	Value

Repurchase Agreements (87.1%)
Deutsche Bank, 2.78%, 2/1/08+, dated 1/31/08, with a repurchase price of $26,022,009 (Collateralized by $26,852,000 of various U.S. Government Agency Obligations, 2.63%*-2.661%*, 2/29/08-7/21/08, market value $26,543,617)	$26,020,000	$26,020,000
HSBC, 2.78%, 2/1/08+, dated 1/31/08, with a repurchase price of $37,174,871 (Collateralized by $37,352,000 of various U.S. Government Agency Obligations, 2.664%*-5.50%, 2/8/08-3/15/11, market value $37,925,947)	37,172,000	37,172,000
UBS, 2.78%, 2/1/08+, dated 1/31/08, with a repurchase price of $42,887,312 (Collateralized by $44,045,000 of various U.S. Government Agency Obligations, 2.413%*-6.00%, 4/30/08-6/13/08, market value $43,746,537)	42,884,000	42,884,000

TOTAL REPURCHASE AGREEMENTS (Cost $106,076,000)		106,076,000

TOTAL INVESTMENT SECURITIES (Cost $106,076,000)—87.1%		106,076,000
Net other assets (liabilities)—12.9%		15,673,855

NET ASSETS—100.0%		$121,749,855

+	All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.
*	Represents the effective yield or interest rate in effect at January 31, 2008.

Total Return Swap Agreements	Notional Amount	Unrealized
	at Value	Gain (Loss)

Total Return Swap Agreement based on the 5-year U.S. Treasury Note (2.875% due 1/31/13) expiring 2/29/08	$(90,874,727)	$(486,949)

Credit Default Swap Agreements

			Pay
	Notional	Buy/Sell	Fixed	Expiration	Unrealized
Underlying Instrument	Amount	Protection	Rate	Date	Gain (Loss)

CDX North America High Yield Swap; Series 9	$55,200,000	Buy	3.75%	12/20/12	$1,919,645
CDX North America High Yield Swap; Series 9	50,100,000	Buy	3.75%	12/20/12	2,110,869
CDX North America High Yield Swap; Series 9	24,900,000	Buy	3.75%	12/20/12	557,453

					$4,587,967

See accompanying notes to the Schedules of Portfolio Investments.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments
January 31, 2008

1.	Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust organized on July 29, 2004 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying schedules of portfolio investments relate to the Access Flex High Yield Fund and Access Flex Bear High Yield Fund (collectively, the “Funds” and individually a “Fund”). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its schedules of portfolio investments. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of schedules of portfolio investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts. The actual results could differ from those estimates.

Security Valuation

Derivatives (e.g., futures, options and swap agreements) are generally valued using third party pricing services or other procedures approved by the Trust’s Board of Trustees. Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a Fund is determined. If there was no sale on that day, and for non-exchange traded derivatives, fair valuation procedures as described below may be applied.

Security prices are generally provided by a third party pricing service. The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

When ProFund Advisors LLC (the “Advisor”) determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

The Funds will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Fund will be monitored by the Advisor. The repurchase price is greater than the price paid by the Fund, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments (continued)
January 31, 2008

In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the Funds’ custodian. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

Short Sales

The Funds may engage in short sales. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Fund may also incur dividend expense if a security that has been sold short declares a dividend. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase in the security sold short. As of January 31, 2008, there were no short sale transactions.

When-Issued and Delayed-Delivery Securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian or designate collateral on the Fund’s records as collateral for such when-issued securities. As of January 31, 2008, the Funds did not hold any when-issued or delayed-delivery securities.

Futures Contracts and Related Options

The Funds may purchase or sell stock index futures contracts or bond futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss. The face or contract amounts reflect the extent of the total exposure each Fund has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Swap Agreements

The Funds may enter into swap agreements, primarily credit default swaps (“CDSs”) and total return swaps, for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

CDSs are bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a predetermined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a defaulted debt obligation.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments (continued)
January 31, 2008

When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The Fund expects that new (“on-the run”) CDS issues will become available periodically. As such, the Fund does not expect to hold these contracts to maturity; rather it expects to periodically “roll” all positions to the typically more liquid newer issues.

CDSs are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments, are recorded as “unrealized gain or loss on credit default swap agreements”. Gains or losses on swap agreements are realized upon termination of the swap contract and the periodic coupon payments.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs are subject to counterparty risk, market risk and interest rate risk. CDSs utilized by the Funds may not perform as expected or in a manner similar to the high yield bond markets.

A total return swap is a bilateral agreement where one party (payer) agrees to pay the other (receiver) the total return on a specified asset or index in exchange for periodic cash flows. A total return swap allows the receiver to derive the economic benefit of owning an asset and allows the payer to buy protection against loss in its value. The receiver of the total return swap is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer receives an amount equal to a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest.

Total return swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a Fund’s custodian. When the Fund is a total return receiver, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Fund on the notional amount are recorded as “unrealized gain or loss on swap agreements” until the swap agreement is settled in cash. When the Fund is a payer of the total return, the Fund receives interest on the notional amount outstanding, and dividends or interest on the underlying instruments reduce the value of the swap. These amounts are netted with any unrealized gain or loss to determine the value of the swap. When cash is exchanged, which is generally no later than monthly, the gain or loss realized is recorded as “realized gains or losses on swap agreements”.

CDSs and total return swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement, which may exceed the net asset value of the Fund. The primary risks associated with the use of swap agreements, are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with large, established and well capitalized financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The Funds may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty.

The Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Portfolio Investments of the Fund, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising its right with respect to the collateral.

The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties, as those amounts are not similarly collateralized by the counterparty. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

ACCESS ONE TRUST

Notes to Schedules of Portfolio Investments (continued)
January 31, 2008

Investment Transactions

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period.

3.	Federal Income Tax Information
At October 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

				Net
		Tax	Tax	Unrealized
		Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)

Access Flex High Yield Fund	$54,787,449	$211,309	$—	$211,309
Access Flex Bear High Yield Fund	106,076,000	—	—	—

Item 2. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Access One Trust

By (Signature and Title)* /s/ Troy A. Sheets

Troy A. Sheets, Treasurer and Principal Financial Officer

Date              March 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Louis M. Mayberg

Louis M. Mayberg, President and Principal Executive Officer

Date              March 25, 2008

By (Signature and Title)* /s/ Troy A. Sheets

Troy A. Sheets, Treasurer and Principal Financial Officer

Date             March 25, 2008

* Print the name and title of each signing officer under his or her signature.